UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

April 6, 2005

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Commission File No. 001-12739

AESP, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Florida (State Or Other Jurisdiction Of Incorporation Or Organization)	59-232781 (IRS Employer Identification No.)

1810 N.E. 144th Street
North Miami, Florida 33181
(Address Of Principal Executive Offices)

(305) 944-7710

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

     On April 6, 2005, AESP, Inc, a Florida corporation (the “Company”) entered into termination agreements (the “Termination Agreements”) with each of Slav Stein, the Company’s President and Chief Executive Officer, and Roman Briskin, the Company’s Executive Vice President. Under the respective Termination Agreements, each of Messrs. Slav and Briskin have agreed to terminate, as of March 31, 2005, their employment agreements with the Company but to continue in their present officer positions with the Company as at-will employees.

     The Termination Agreements provide that, subject to such future determinations with respect to their compensation as may be made by the Company’s Board of Directors, each of Messrs. Stein and Briskin will continue to earn his current annual base salary of $198,000 per annum, will continue to receive an automobile allowance of $500 per month and will continue to participate in the benefit plans of the Company in which he currently participates. In addition, each shall continue to hold the Company stock options that he currently holds, all in accordance with the terms of the agreements with respect to such options.

     Also, under the Termination Agreements, the Company will continue to indemnify each of Messrs. Stein and Briskin with respect to his actions as an officer and director of the Company to the fullest extent provided by law, as more particularly set forth in the Company’s articles of incorporation and by-laws.

     The description above is qualified in its entirety by reference to the Termination Agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Form 8-K.

Item 8.01 Other Events

     On April 7, 2005, AESP, Inc. issued a press release (the “Press Release”) reporting its intent to voluntarily deregister its common stock under the Securities Exchange Act as amended. A copy of the Press Release announcing the information is attached to this Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	Termination Agreement made and entered into as of March 31, 2005 by and between AESP, Inc. (the “Company”) and Slav Stein.

10.2	Termination Agreement made and entered into as of March 31, 2005 by and between the Company and Roman Briskin.

99.1	Press Release issued by the Company on April 7, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AESP, INC.
By:	/s/ John F. Wilkens
John F. Wilkens, Chief Financial Officer

Dated: April 8, 2005

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Index to Exhibits

Exhibit Number	Description of Exhibit

10.1	Termination Agreement made and entered into as of March 31, 2005 by and between AESP, Inc. (the “Company”) and Slav Stein.

10.2	Termination Agreement made and entered into as of March 31, 2005 by and between the Company and Roman Briskin.

99.1	Press Release issued by the Company on April 7, 2005.

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